Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of December 31, 2020, the Company has a line of credit with an Israeli bank for total borrowings of up to $1.1 million, all of which was undrawn as of December 31, 2020. This line of credit is unsecured and available subject to the Company maintenance of a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across these credit lines varied from 0.3% to 2.3% as of December 31, 2020.

b.	Purchase commitments:

As of December 31, 2020, the Company has $45,319 of purchase commitments for goods and services from vendors. These commitments are due primarily within one year.

c.	Litigation:

From time to time, the Company is party to various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company’s agreement for purchasing print heads and other products, which was amended in 2016, the Company is obligated to pay 2.5% royalties of its annual ink revenues up to maximum annual amount of $625.

Royalties expenses for the years ended December 31, 2020, 2019 and 2018 were $625.

e.	Guarantees:

As of December 31, 2020, the Company provided five bank guarantees in a total amount of $579 primarily for its rented facilities.